                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                              HARCOR ENERGY, INC.
             PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 6, 1998

                                       BY

                               SENECA WEST CORP.,
                          A WHOLLY OWNED SUBSIDIARY OF

                          SENECA RESOURCES CORPORATION
                     WHICH IS A WHOLLY OWNED SUBSIDIARY OF

                           NATIONAL FUEL GAS COMPANY

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, MAY 4, 1998, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                     CHASEMELLON SHAREHOLDER SERVICES, LLC

             By Mail:                   Facsimile Transmission:                    By Hand:
    Reorganization Department                (201) 329-8936               Reorganization Department
       Post Office Box 3301                                                120 Broadway, 13th Floor
    South Hackensack, NJ 07606                                                New York, NY 10271

                           Confirmation of Receipt of
                            Facsimile by Telephone:

                                 (201) 296-4860

                             By Overnight Courier:

                           Reorganization Department
                     85 Challenger Road, Mail Drop -- Reorg
                           Ridgefield Park, NJ 07660

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders if certificates for Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer-Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary so that they are received prior to 12:00 Midnight, New York City time, on Monday, May 4, 1998 (or if the Offer is extended as provided in the Offer to Purchase, prior to the time specified in such extension) must tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE PURCHASER OR THE PARENT (AS BOTH ARE DEFINED BELOW) DOES NOT CONSTITUTE A DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution:
--------------------------------------------------------------------------------

Check Box of Applicable Book-Entry Transfer Facility:

(CHECK ONE)     [ ]  DTC       [ ]  PDTC

Account Number ________          Transaction Code Number ________

[ ] CHECK HERE IF THE TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
--------------------------------------------------------------------------------

Window Ticket Number (if any)
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
---------------------------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery
-------------------------------------------------------------------

Check Box of Applicable Book-Entry Transfer Facility, if Delivered by Book-Entry
Transfer:

[ ]  The Depository Trust Company

[ ]  Philadelphia Depository Trust Company

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

               BOXES ABOVE FOR USE BY ELIGIBLE INSTITUTIONS ONLY

----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
  PRINT NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)                     CERTIFICATE(S) TENDERED
               ON THE SHARE CERTIFICATE(S))                       (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF SHARES         NUMBER
                                                               CERTIFICATE       REPRESENTED BY         OF SHARES
                                                               NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------
                                                              TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders delivering shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
    Depositary are tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE
    IN REPLACING THEM. UPON RECEIPT OF NOTIFICATION BY THIS LETTER OF TRANSMITTAL, THE COMPANY'S STOCK TRANSFER AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                            STOCKHOLDER'S AGREEMENT

Ladies and Gentlemen:

     The undersigned hereby tenders to Seneca West Corp., a Delaware corporation (the "Purchaser"), the above-described shares (the "Shares") of common stock, par value $.10 per share (the "Common Stock"), of HarCor Energy, Inc., a Delaware corporation (the "Company"), at $2.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated April 6, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, each as amended or supplemented from time to time, constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to one or more direct or indirect wholly owned subsidiaries of the Parent (as defined in the Offer to Purchase), the right to purchase Shares tendered pursuant to the Offer.

     Accordingly, the undersigned hereby deposits with you the above-described certificates representing the Shares. Subject to, and effective upon, acceptance for payment of and payment for the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all Shares tendered hereby that are purchased pursuant to the Offer (and any and all other distributions, rights, Shares or other securities issued or issuable in respect thereof on or after March 31, 1998) and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other distributions, rights, Shares or other securities), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such other distributions, rights, Shares, or other securities), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such certificates (and any such other distributions, rights, Shares or other securities) for cancellation and transfer of such Shares on the Company's books, and (c) receive all benefits (including all dividends or distributions resulting from any stock split, combination or exchange of Shares) and otherwise exercise all rights of beneficial ownership of such Shares (and all such distributions, rights, Shares or other securities), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any other distributions, rights, Shares or other securities issued or issuable in respect thereof on or after March 31, 1998 ("Distributions")) and that the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claim, when and to the extent the same are purchased by the Purchaser. Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any such Distributions issued to the undersigned, in respect of the tendered Shares, accompanied by documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and, subject to the terms of the Merger Agreement (as defined in the Offer to Purchase), may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     The undersigned hereby irrevocably appoints William M. Petmecky and John F. McKnight and each of them, and any other designee of the Purchaser, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise to act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action (whether at an annual, special, adjourned or postponed meeting or by means of written consent in lieu of such meetings or otherwise) of the Company's stockholders or otherwise and any and all other shares of capital stock or other securities issued or issuable in respect of such Shares on or after March 31, 1998. This appointment is effective upon the purchase of such Shares by the Purchaser as provided in the Offer to Purchase. This proxy is irrevocable and coupled with an interest and is granted in consideration of the purchase of such Shares. Such purchase shall revoke all prior proxies given by the undersigned at any time with respect to such Shares (and such other distributions, rights, Shares or other securities issued by the undersigned at any time with respect to such Shares (and such other distributions, rights, Shares or other securities issued in respect thereof) and no subsequent proxies will be given with respect thereto by the undersigned, and if given shall not be valid. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting and other rights with respect to such Shares, including voting at any meeting of stockholders then scheduled.

     The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the tendered Shares. The Purchaser's acceptance for payment of Shares pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price for any Shares purchased and return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Descriptions of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all certificates representing Shares not purchased or not tendered in the name(s) of, and mail such check and certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not purchase any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

Issue  [ ] check          [ ] Certificate(s) to:

Name:

       -----------------------------------------------------
                                        (PRINT)

Address:

         -------------------------------------------------------
                                   (INCLUDE ZIP CODE)

------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

Check appropriate box:
[ ] DTC          [ ] PDTC

Account Number

                   ------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than that shown under "Description of Shares Tendered."

Mail  [ ] check          [ ] Certificate(s) to:

Name:

       -----------------------------------------------------
                                        (PRINT)

Address:

         -------------------------------------------------------
                                   (INCLUDE ZIP CODE)

------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                             STOCKHOLDERS SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

--------------------------------------------------------------------------------

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer of a corporation, trustee, executor, administrator, guardian, attorney or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Dated:
--------------------------------------- , 1998

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
--------------------------------------------------------------------------------
                               (SEE INSTRUCTIONS)

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
----------------------------------------------------------------

                            GUARANTEE OF SIGNATURES
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY, PLACE MEDALLION GUARANTEE IN SPACE
BELOW.

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated:
--------------------------------------- , 1998

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing in the Security Transfer Agents Medallion Program (each an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" above, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders either if certificates for Shares are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, (i) a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of the Depositary's addresses set forth herein and either certificates or a timely Book-Entry Confirmation for tendered Shares must be received by the Depositary at one of such addresses, in each case prior to the Expiration Date (as defined in the Offer to Purchase), or (ii) the tendering stockholder must comply with the guaranteed delivery procedure set forth below.

     Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed Notice of Guaranteed Delivery provided by the Purchaser (or facsimile thereof) must be duly executed and received by the Depositary prior to the Expiration Date and (iii) the certificates for all physically tendered Shares, or a Book-Entry Confirmation with respect to all tendered Shares, together with this Letter of Transmittal (or facsimile thereof) properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. A "trading day" is any day on which the National Association of Securities Dealers, Inc. Automated Quotation National Market System is open for business.

     The stockholder understands that tenders of Shares pursuant to any one of the procedures described in "Procedures for Tendering Shares" -- Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the stockholder and the Purchaser upon the terms and conditions of the Offer.

     THE METHOD OF DELIVERY OF STOCK CERTIFICATES AND OTHER DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OF THE DEPOSITARY. IF SENT BY MAIL, REGISTERED MAIL RETURN RECEIPT REQUIRED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractions of Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided is inadequate, the certificate numbers and number of Shares should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders. If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." A new certificate for the remainder of the Shares evidenced by your old certificate(s) will be sent to you as soon as practicable after the Expiration

Date. All Shares represented by certificates delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the names as written on the face of the certificate(s) without any change whatsoever.

          (b) If the Shares tendered are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

          (c) If any Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, payment is to be made to, or the certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered holder(s), then the certificates transmitted hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

          (e) If this Letter of Transmittal is signed by a person other than the registered holder of the certificates tendered, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers required by Instruction 1 above must be guaranteed by an Eligible Institution.

          (f) If this Letter of Transmittal or any certificates or stock powers are signed by officers of corporations, trustees, executors, administrators, guardians, attorneys-in-fact or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and must submit proper evidence satisfactory to the Purchaser of their authority so to act.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay, or cause to be paid, any stock transfer taxes with respect to the transfer and sale of Shares to it or its assignee pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on the account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or certificate(s) representing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered", the appropriate boxes in this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions". If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated herein as the account from which such Shares were delivered.

     8. Irregularities. All questions as to the validity, form, eligibility (including timeliness of receipt) and acceptance for payment, of any tender of Shares will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of any Shares determined by it to be not in appropriate form or the acceptance of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder, and the Purchaser's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of the Purchaser, the Depositary, the Information Agent or any of their respective affiliates or any other person will be under any duty to give notification of any defects or irregularities in tenders, or incur any liability for failure to give such notification. Tenders will not be deemed to have been validly made until all defects and irregularities have been cured or waived.

     9. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax withholding on any amount otherwise payable to the stockholder. The box in Part 2 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary. See "Important Tax Information" below.

     10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address set forth or to your broker, dealer, commercial bank or trust company.

     11. Lost or Destroyed Certificates. If any certificate(s) representing Shares has been lost or destroyed, the stockholder should check the appropriate box on the third page of the Letter of Transmittal. The Company's stock transfer agent will then instruct such stockholder as to the procedure to be followed in order to replace the certificate(s). The stockholder may have to post a surety bond of approximately 2% of the current market value of the stock. This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY (OR A FACSIMILE COPY THEREOF) MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct taxpayer identification number on Substitute Form W-9. If such a stockholder is an individual, the taxpayer identification number is such stockholder's Social Security number. For businesses and other entities, the taxpayer identification number is its Employer Identification Number. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service, and payments made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to federal income tax backup withholding. To prevent federal income tax backup withholding on payments made to a stockholder with respect to Shares purchased pursuant to the Offer, each stockholder is required to notify the Depositary with such stockholder's correct taxpayer identification number by completing the form certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number) and that (1) the stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that such stockholder is no longer subject to federal income tax backup withholding.

     Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these federal income tax backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of the payments made to a stockholder. Backup withholding is not an additional tax. Rather, the tax liability of person subject to federal income tax backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund generally may be obtained.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the Social Security number or Employer Identification Number of the registered holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guideline for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN A $50
      PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------

PAYOR: [                         ]
-------------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE
                                            PART 1 -- PLEASE ENTER YOUR TIN IN THE BOX AT RIGHT AND     TIN: ------------------
                                            CERTIFY BY SIGNING AND DATING BELOW.                        Social Security Number
                                                                                                        or Employer
                                                                                                        Identification Number
                                            -----------------------------------------------------------------------------------

Form W-9                                    Name (Please Print)                                         PART 2
                                            --------------------------------------------------------    Awaiting [ ]
  DEPARTMENT OF THE TREASURY,               Address                                                     TIN
  INTERNAL REVENUE SERVICE                 --------------------------------------------------------
                                            City    State    Zip Code
                                           --------------------------------------------------------
                                            -----------------------------------------------------------------------------------

                                            -----------------------------------------------------------------------------------
  PAYER'S REQUEST FOR
  TAXPAYER IDENTIFICATION                   PART 3 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT: (1) the
  NUMBER ("TIN")                            number shown on this form is my correct taxpayer identification number (or a TIN
  AND CERTIFICATION                         has not been issued to me, I have mailed or delivered an application to receive a
                                            TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service
                                            (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.
                                           -----------------------------------------------------------------------------------
                                            SIGNATURE-------------------------------------- DATE-------------------------
                                            You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
-------------------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT a taxpayer identification number has been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me will be withheld until I provide a taxpayer identification number.

Signature
------------------------------------------------------------                Date
------------------------

     Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                    The Information Agent for the Offer is:

                     CHASEMELLON SHAREHOLDER SERVICES, LLC
                        450 West 33rd Street, 14th Floor
                            New York, New York 10001

                 BANKS AND BROKERS CALL COLLECT: (212) 273-8070
                   ALL OTHERS CALL TOLL-FREE: (800) 684-8823

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